SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 16, 2001
                                                   -----------------


                            ZIASUN TECHNOLOGIES, INC.
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                     Nevada
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          (State or other jurisdiction of Incorporation or organization


       000-27349                                        84-1376402
 ------------------------                   ------------------------------------
 (Commission File Number)                   (I.R.S. Employer Identification No.)

665 San Rodolfo Drive, Suite 120, Solana Beach, California               92075
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(Address of principal executive offices)                              (Zip Code)

                                 (858) 350-4060
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              (Registrant's telephone number, including area code)

         462 Stevens Avenue, Suite 106, Solana Beach, California 92075
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On May 16, 2001, the Company issued a press release announcing its first quarter 2001 results and that the Company had cancelled the previously declared partial liquidating dividend of 800,000 shares of Asai4sale.com common stock owned by the Company. Attached hereto as Exhibit 99.1, and incorporated herein by reference, is the Company's press release.

Item 7. Financial Statements, Pro Forma Financial Statements And Exhibits

     (c)  Exhibits

          99.1  Press Release of May 16, 2001.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                             ZiaSun Technologies, Inc.
                                             (Registrant)

Dated: May 23, 2001                          /S/ D. Scott Elder
                                             -----------------------------------
                                             By:  D. Scott Elder
                                             Its: Chairman of the Board and CEO


Dated: May 18, 2001                          /S/ Allen D. Hardman
                                             -----------------------------------
                                             By:  Allen D. Hardman
                                             Its: President and COO

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